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                                                                   EXHIBIT 10.46


               SECOND AMENDMENT TO RECEIVABLES FINANCING AGREEMENT

        SECOND AMENDMENT, dated as of February 16, 2001 (this "Amendment"), to the RECEIVABLES FINANCING AGREEMENT, dated as of August 18, 2000 (as previously amended, supplemented or modified, the "Existing Agreement"; and as amended by this Amendment, the "Agreement"), among Drive BOS LP, a Delaware limited partnership (the "Borrower"), Drive Financial Services LP, a Delaware limited partnership, in its individual capacity ("Drive") and as Initial Servicer, the Lenders party thereto, IFA Incorporated ("IFA"), as agent (in such capacity, the "Agent") for the Lenders and as Collateral Agent (in such capacity, the "Collateral Agent"), and Wells Fargo Bank Minnesota, National Association, a national banking association, as Custodian.

                              W I T N E S S E T H :

                WHEREAS, the parties wish to increase the amount of the facility and extend the maturity thereof;

                NOW, THEREFORE, it is agreed:

                Section 1. Definitions. Terms used in this Amendment which are defined in the Existing Agreement shall have the meanings specified therein (unless otherwise defined herein) and shall include in the singular number the plural and in the plural number the singular.

                Section 2. Amendments. Upon the Amendment Effective Date (as defined in Section 3 below):

                2.1 Commitment. The Commitment of IFA Incorporated is hereby amended to be $150,000,000.

                2.2 Amended Definition. Section 1.1 of the Agreement is amended by deleting the definition of "Commitment Termination Date" in its entirety and substituting, in lieu thereof, the following:

                        "Commitment Termination Date" means February 15, 2002,
                as such date may be extended from time to time as mutually agreed in writing between the Borrower, the Servicer, the Agent and the Lenders.

                2.3 Facility Limit. Section 1.1 of the Agreement is amended by deleting the definition of "Facility Limit" and substituting, in lieu thereof, the following:

                        "Facility Limit" means, on any day, (a) the lesser of
                (x) $150,000,000 and (y) the Total Commitment in effect on such day, as such amount may be reduced pursuant to Section 2.5 minus
                (b) any outstanding LOC Obligations. References to the unused portion of the Facility Limit shall mean, at any time, the Facility Limit, as then reduced pursuant to Section 2.5, minus the sum of the then outstanding principal amount of Advances under this Agreement.

                Section 3. Conditions Precedent.


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                The amendments provided for by this Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall satisfied to the satisfaction of the Lenders or waived:

                3.1 Default, etc. On the Amendment Effective Date, there shall exist no Facility Termination Event or Unmatured Facility Termination Event and all representations and warranties made by the Borrower, the Seller and the Servicer herein, in the Agreement or in the other Transaction Documents or otherwise made by the Borrower, the Seller and the Servicer in writing in connection herewith or therewith shall be true and correct in all material respects with the same effect as though such representations and warranties have been made at and as of such time except to the extent such representations and warranties were made only as of a specific date.

                3.2 Documents. On the Amendment Effective Date, the Agent shall have received this Amendment executed and delivered by each of the parties hereto.

                3.3 Approvals and Consents. All orders, permissions, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with, and exemptions by, any Government Authority, or any other Person, required to authorize or required in connection with the execution, delivery and performance of this Amendment and the transactions contemplated hereby by any of the Borrower, the Seller and the Servicer shall have been obtained (and, if so requested, furnished to the Agent, with sufficient copies for the Lenders).

                3.3 Facility Fee. On the Amendment Effective Date, the Agent shall have received from the Borrower in immediately available funds a facility fee of $25,000.

                Section 4. Representations and Warranties. The Borrower hereby confirms and reaffirms its representations and warranties contained in of the Existing Agreement; provided, however, that reference therein to the "Transaction Documents" shall be to the definition of Transaction Documents as amended hereby.

                Section 5. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.

                Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

                Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                    DRIVE BOS LP
                                    By: Drive BOS GP LLC, its general partner



                                    By:
                                       -----------------------------------------
                                           Name:
                                           Title:



                                    DRIVE FINANCIAL SERVICES LP
                                    By: Drive GP LLC, its general partner






                                    By:
                                       -----------------------------------------
                                           Name:
                                           Title:


                                    IFA INCORPORATED, as Agent and Collateral
                                      Agent



                                    By:
                                       -----------------------------------------
                                           Name:
                                           Title:


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                                    WELLS FARGO BANK MINNESOTA
                                            NATIONAL ASSOCIATION,
                                            as Custodian



                                    By:
                                       -----------------------------------------
                                           Name:
                                           Title:



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